Exhibit 99.2

Advent Software, Inc. First Quarter 2010 Earnings Highlights for Continuing Operations April 28, 2010 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements The financial projections under Continuing Operations Guidance for Q210 and FY10 and other forward-looking statements included in this presentation reflect management's best judgment based on factors currently known, and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties include: potential fluctuations in results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, Axys® and Moxy® products; the successful development and market acceptance of new products and product enhancements; continued uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2009 annual report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ADVS Q110 Continuing Operations Highlights ACV of term license & OnDemandSM contracts of $7.3M Up 65% from Q109 Operating cash flow of $12.5M from continuing operations Up 16% from Q109 Revenue of $67M Up 1% from Q109 88% of revenue is recurring, up 3 points from Q109 14% of revenue is international, unchanged from Q109

ADVS Q110 Continuing Op’s Financial Highlights Metric Q109 Q110 $ +/- % +/- Revenue ($M) $66.3 $66.7 $0.4 1% ACV of Term License and OnDemandSM Contracts ($M) $4.4 $7.3 $2.9 65% Operating Cash Flow ($M) $10.8 $12.5 $1.7 16% GAAP Operating Margin 12.6% 10.9% (1.7 pts) (14%) Non-GAAP Operating Margin * 20.4% 19.1% (1.4 pts) (7%) Non-GAAP Diluted EPS * $0.33 $0.29 ($0.04) (13%) * See reconciliation of GAAP to Non-GAAP measures on slide #14

ADVS Continuing Operations Sustainably Growing Revenue ($M) 88% of Q1 2010 revenue from recurring sources $192 $238 +24% $149 $163 +18% +10% +9%

ADVS Annual Contract Value Including OnDemandSM Contracts ($M) $28 $28 $25 Includes Advent OnDemandSM Contracts FY 2009 Annual Contract Value by Qtr Q109 Q209 Q309 Q409 ACV of Term License Contacts ($M) $3.3 $3.6 $6.0 $8.9 ACV of OnDemandSM Contracts ($M) $1.1 $0.7 $0.8 $1.1 ACV of Term License and OnDemandSM Contracts ($M) $4.4 $4.3 $6.8 $10.0

ADVS Continuing Operations Deferred Revenue and Backlog ($M) Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually)

ADVS Continuing Operations Composition of Deferred Revenue ($M) $111 $141 $146 $57 $77

ADVS Continuing Operations Growth in Operating Cash Flow ($M) $56 $70 $33 $40 $72 Quarterly continuing operations data unavailable prior to 2008

ADVS Q110 Continuing Operations Revenue Components ($M) Q109 Q110 $ +/- % +/- Term License, Maintenance & Other Recurring Revenue $56.3 $58.9 $2.5 5% Term License Revenue $26.0 $24.9 ($1.1) (4%) Perpetual Maintenance $18.7 $18.5 ($0.3) (1%) Other Recurring $11.5 $15.5 $3.9 34% Perpetual License Revenue $2.7 $2.3 ($0.4) (14%) AUA Fee Revenue $1.5 $1.3 ($0.2) (15%) Other Perpetual License Revenue $1.2 $1.0 ($0.2) (13%) Professional Services & Other Revenue $7.3 $5.5 ($1.8) (25%) Total Revenue $66.3 $66.7 $0.4 1%

ADVS Continuing Operations Renewal Rates Q108-Q409 Definition: blended rate (term and perpetual), one quarter in arrears, based on cash collections (initial rate as disclosed and final rate when collection is complete) Renewal Rate Calculation* Annual $ paid for coming year (one qtr. in arrears) Annual $ paid for preceding year

ADVS Q110 Continuing Operations Income Statement Highlights * See reconciliation of GAAP to Non-GAAP measures on slide #14 Q109 Q110 $ +/- % +/- Total Revenue ($M) $66.3 $66.7 $0.4 1% GAAP Gross Profit ($M) $45.4 $46.1 $0.7 1% GAAP Gross Margin 68% 69% 1 points 1% GAAP Income from Operations ($M) $8.4 $7.3 ($1.1) (13%) GAAP Operating Margin 12.6% 10.9% (1.7 points) (14%) GAAP Net Income ($M) $5.4 $4.2 ($1.1) (21%) GAAP Net Income (%) 8.1% 6.4% (1.7 points) (21%) GAAP Diluted EPS ($) $0.21 $0.16 ($0.05) (25%) Non-GAAP Income from Operations ($M)* $13.5 $12.7 ($0.8) (6%) Non-GAAP Operating Margin* 20.4% 19.1% (1.4 points) (7%) Non-GAAP Diluted EPS ($)* $0.33 $0.29 ($0.04) (13%) Headcount (Q110 includes 51 engineers/support contract staff converted to employees in our Beijing Facility; net addition of 3 headcount year over year) 971 1,025 54 6% )

ADVS 2010 Continuing Operations Guidance Guidance Q210 FY10 Total Revenue ($M) $67 - $69M $272 - $280M YoY Revenue Growth 6% - 9% 5% - 8% GAAP Operating Margin 11% - 12% Amortization of Intangibles (% of revenue) 1% - 2% Stock Compensation Expense (% of revenue) 7% - 8% Non-GAAP Operating Margin 20% - 21% Operating Cash Flow ($M) $77 - $82M YoY Operating Cash Flow Growth 6% - 13% Capital Expenditures, incl. cap’d SW devel. ($M) $18-$22M Weighted Average Shares Outstanding Growth * 0.25%-0.75% per quarter Effective Tax Rate (GAAP) 30% – 35% Effective Tax Rate (Non-GAAP) 35% * Excluding the impact of any share repurchase See reconciliation of GAAP to Non-GAAP guidance on slide #15

Reconciliation of GAAP to Non-GAAP ADVENT SOFTWARE, INC.

Reconciliation of GAAP to Non-GAAP Guidance Projected GAAP 11% to 12% Projected amortization of acquired developed technology and other acquired intangible asset adjustment 1% to 2% Projected stock based compensation adjustment 7% to 8% Projected non-GAAP 20% to 21% Twelve Months Ended December 31, 2010 Continuing Operations Operating Income % Advent Software, Inc. Reconciliation of Projected Continuing Operations' GAAP Operating Income % to Non-GAAP Operating Income % (Preliminary and unaudited) Advent provides projections of non-GAAP measures of its continuing operations' operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations' GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations' underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.